UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2002

EXTREME NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3585 Monroe Street
Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 579-2800

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Matters.

On April 17, 2002, Extreme Networks, Inc. (“Extreme”) issued a press release announcing its third quarter financial results for the period ending March 31, 2002, which press release included forward-looking statements relating to fiscal 2002. A copy of the press release issued by Extreme regarding the foregoing third quarter financial results, together with the forward-looking statements relating to fiscal 2002, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 17, 2002 regarding financial information for Extreme for the quarter ended March 31, 2002 and forward-looking statements relating to fiscal 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTREME NETWORKS, INC.

By:	/s/ HAROLD L. COVERT
Harold L. Covert Chief Financial Officer

Date: April 29, 2002

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 17, 2002 regarding financial information for Extreme for the quarter ended March 31, 2002 and forward-looking statements relating to fiscal 2002.

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